UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22409

Tortoise MLP Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  August 31, 2013

Item 1. Schedule of Investments.

Tortoise MLP Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2013
Master Limited Partnerships and Related Companies - 146.2% (1)	Shares	Fair Value
Natural Gas/Natural Gas Liquids Pipelines - 87.2% (1)
United States - 87.2% (1)
Boardwalk Pipeline Partners, LP	3,523,800	$105,925,428
El Paso Pipeline Partners, L.P.	3,145,810	131,274,651
Energy Transfer Partners, L.P.	2,893,600	148,354,872
Enterprise Products Partners L.P.	2,156,400	128,133,288
EQT Midstream Partners, L.P.	434,900	20,827,361
Inergy Midstream, L.P.	1,134,129	26,357,158
Kinder Morgan Energy Partners, L.P.	665,696	54,294,166
Kinder Morgan Management, LLC (2)	941,107	75,138,010
ONEOK Partners, L.P.	1,112,900	55,188,711
Regency Energy Partners LP	4,520,433	122,187,304
Spectra Energy Partners, LP	3,358,800	139,994,784
TC PipeLines, LP	407,400	19,685,568
Williams Partners L.P.	1,940,900	95,744,597
		1,123,105,898

Natural Gas Gathering/Processing - 27.8% (1)
United States - 27.8% (1)
Access Midstream Partners, L.P.	1,391,000	63,443,510
Crestwood Midstream Partners LP	1,179,800	30,604,012
DCP Midstream Partners, LP	1,283,459	61,516,190
MarkWest Energy Partners, L.P.	924,600	61,754,034
Summit Midstream Partners, LP	330,500	10,899,890
Targa Resources Partners LP	1,224,600	59,833,956
Western Gas Equity Partners, LP	209,800	8,261,924
Western Gas Partners LP	1,036,430	61,294,470
		357,607,986
Crude/Refined Products Pipelines - 31.2% (1)
United States - 31.2% (1)
Buckeye Partners, L.P.	1,111,600	77,812,000
Enbridge Energy Partners, L.P.	1,438,700	42,902,034
Holly Energy Partners, L.P.	1,144,672	40,670,196
Magellan Midstream Partners, L.P.	938,300	50,912,158
MPLX LP	496,382	17,720,838
NuStar Energy L.P.	712,300	29,710,033
Phillips 66 Partners LP	301,600	9,280,232
Plains All American Pipeline, L.P.	1,595,200	80,653,312
Rose Rock Midstream Partners, L.P.	137,031	4,476,803
Sunoco Logistics Partners L.P.	579,000	37,194,960
Tesoro Logistics LP	196,500	10,532,400
		401,864,966

Total Master Limited Partnerships and Related Companies (Cost $1,291,721,640)		1,882,578,850

Short-Term Investment - 0.5% (1)
United States Investment Company - 0.5% (1)
Fidelity Institutional Money Market Portfolio - Class I, 0.05% (3) (Cost $5,941,929)	5,941,929	5,941,929

Total Investments - 146.7% (1) (Cost $1,297,663,569)		1,888,520,779
Other Assets and Liabilities - (19.9%) (1)		(255,865,979)
Long-Term Debt Obligations - (19.8%) (1)		(255,000,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (7.0%) (1)		(90,000,000)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$1,287,654,800

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2) Security distributions are paid-in-kind.
(3) Rate indicated is the current yield as of August 31, 2013.

Various inputs are used in determining the fair value of the Company’s financial instruments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2013.  These assets are measured on a recurring basis.

	Fair Value at
Description	August 31, 2013	Level 1	Level 2	Level 3
Assets
Equity Securities:
Master Limited Partnerships and Related Companies(a)	$1,882,578,850	$1,882,578,850	$-	$-
Other Securities:
Short-Term Investment(b)	5,941,929	5,941,929	-	-
Total Assets	$1,888,520,779	$1,888,520,779	$-	$-

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at August 31, 2013.

The Company did not hold any Level 3 securities during the period from December 1, 2012 through August 31, 2013.

Valuation Techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value.  This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value.  If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.  If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels.  There were no transfers between levels for the period from December 1, 2012 through August 31, 2013.

As of August 31, 2013, the aggregate cost of securities for federal income tax purposes was $1,042,731,038.  The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $845,789,741, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $0 and the net unrealized appreciation was $845,789,741.

Item 2. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise MLP Fund, Inc.

Date: October 24, 2013	By:	/s/ Terry Matlack
Terry Matlack
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise MLP Fund, Inc.

Date: October 24, 2013	By:	/s/ Terry Matlack
Terry Matlack
Chief Executive Officer

Tortoise MLP Fund, Inc.

Date: October 24, 2013	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Financial Officer